Exhibit 10.70

AMENDMENT NO. 1 TO

LOAN AND SECURITY AGREEMENT

AND LIMITED WAIVER

THIS AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER (this “Amendment”) is entered into this 28th day of February, 2011, by and among SILICON VALLEY BANK, a California banking corporation (“Bank”), and U.S. AUTO PARTS NETWORK, INC., a Delaware corporation (“USAPN”), AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC., a Delaware corporation (“ASAP”), GO FIDO, INC., a Delaware corporation (“Go Fido”), PARTS BIN, INC., a Delaware corporation (“Parts Bin”), LOBO MARKETING, INC., a Texas corporation (“Lobo”), WHITNEY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Whitney”), VALUE SOLUTIONS, INC., a Delaware corporation (“Value”), PRIVATE LABEL PARTS, INC., a Delaware corporation (“Private Label”), PACIFIC 3PL, INC., a Delaware corporation (“Pacific”), AUTOMD, INC., a Delaware corporation (“AutoMD”), and LOCAL BODY SHOPS, INC., a Delaware corporation (“Local Body Shops” and with USAPN, ASAP, Go Fido, Parts Bin, Lobo, Whitney, Value, Private Label, Pacific, and AutoMD, each a “Borrower” and collectively, the “Borrower”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank entered into that certain Loan and Security Agreement dated as of August 13, 2010 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Bank agreed to extend and make available to Borrower certain advances of money.

B. Borrower (a) is in default under the Loan Agreement and (b) desires that Bank waive the Existing Default (as defined below) and amend the Loan Agreement upon the terms and conditions more fully set forth herein.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the limited waiver contained herein and so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. EVENT OF DEFAULT. Borrower acknowledges that there exists an Event of Default under the Loan Agreement due to its failure to comply with the covenant set forth in Section 6.7(c) (Consolidated Fixed Charge Coverage Ratio) for the two quarter period ending December 31, 2010 (the “Existing Defaults”).

2. LIMITED WAIVER. Bank hereby agrees, subject to the satisfaction of the terms of Section 6 hereof, to waive the Existing Default.

3. AMENDMENT TO LOAN AGREEMENT.

3.1 Section 3.3 Post-Closing Conditions. Section 3.3 of the Loan Agreement is amended and restated in its entirety as follows:

“3.3 Post-Closing Conditions. Bank shall have received, in form and substance satisfactory to Bank:

(a) on or before March 15, 2011, delivery of duly executed original signatures to (i) the Control Agreement by and among USAPN, Bank of America and Bank; (ii) the Control Agreement by and among USAPN, Morgan Stanley and Bank; [and the Control Agreement by and among Whitney, PNC Bank N.A. and Bank]; and

(b) on or before March 15, 2011, delivery of duly executed original signatures to the landlord’s consent for 17150 Margay Avenue, Carson, CA 90746.”

3.2 Section 6.7 (Financial Covenants). Subsection (b) of Section 6.7 of the Loan Agreement is amended and restated in its entirety as follows:

“(b) Liquidity. Unrestricted cash and Cash Equivalents minus outstanding Advances of at least $7,500,000 (“Baseline Liquidity”), provided that, for every dollar that is “added-back” for integration capital expenditures in subsection (g) of the definition of Consolidated EBITDA, Baseline Liquidity will increase by the same dollar amount (for example, if $200,000 is added-back in subsection (g) of Consolidated EBITDA in the fiscal quarter ending December 31, 2010, Borrower will be required to maintain unrestricted cash and Cash Equivalents minus outstanding Advances of at least $7,700,000 for the fiscal quarter ending December 31, 2010).”

3.3 Section 13.1 (Definitions). The definition of “Consolidated EBITDA” in Section 13.1 of the Loan Agreement is amended and restated in its entirety as follows:

““Consolidated EBITDA” shall mean for any fiscal period (a) Net Income for such period, plus (b) Consolidated Interest Expense for such period, plus (c) to the extent deducted in the calculation of Net Income, consolidated depreciation expense and amortization expense of USAPN and its Subsidiaries for such period, plus (d) consolidated income tax expense of USAPN and its Subsidiaries for such period, plus (e) other consolidated non-cash charges of USAPN and its Subsidiaries for such period, including but not limited to stock-based compensation and impairment of intangible assets, approved by Bank, plus (f) restructuring costs and transaction fees and expenses related to the Whitney Stock Purchase to the extent paid on or before June 30, 2011 in an amount not to exceed $5,000,000, plus, for purposes of calculating the Consolidated Fixed Charge Coverage Ratio only (g) integration capital expenditures related to the Whitney Stock Purchase in an amount not to exceed $5,000,000 in the aggregate for the fiscal quarter ending December 31, 2010 and three consecutive fiscal quarters thereafter to the extent paid during such periods.”

3.4 Exhibit D (Compliance Certificate). Exhibit D to the Loan Agreement is amended and restated in its entirety and replaced with Exhibit A hereto.

4. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, Borrower has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

5. LIMITATION. The limited waiver and amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or, except for the limited waiver and amendment provided herein, to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future amendment or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) except for the limited waiver and amendment provided herein, to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

6. EFFECTIVENESS. This Amendment shall become effective upon:

(a) the receipt by Bank of this Amendment duly executed by Borrower, and

(b) Borrower’s payment to Bank of an amendment fee in an amount equal to $10,000.

7. EXPENSES. Borrower agrees to pay Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) accrued and incurred in connection with the transactions contemplated by this Amendment and all other Bank Expenses (including the fees and expenses of Bank’s counsel, advisors and consultants) payable in accordance with the Loan Agreement.

8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

9. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

10. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

U.S. AUTO PARTS NETWORK, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	Chief Executive Officer

PARTS BIN, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	President

LOBO MARKETING, INC.

By	/s/ Brian Hafer
Name:	Brian Hafer
Title:	President

AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC.

By	/s/ Aaron E. Coleman
Name:	Aaron E. Coleman
Title:	President

GO FIDO, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	President

WHITNEY AUTOMOTIVE GROUP, INC.

By	/s/ Aaron E. Coleman
Name:	Aaron E. Coleman
Title:	President

VALUE SOLUTIONS, INC.

By	/s/ Houman Akhavan
Name:	Houman Akhavan
Title:	President

PRIVATE LABEL PARTS, INC.

By	/s/ Charles Fischer
Name:	Charles Fischer
Title:	President

PACIFIC 3PL, INC.

By	/s/ Rick Ellis
Name:	Rick Ellis
Title:	President

AUTOMD, INC.

By	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	President

LOCAL BODY SHOPS, INC.

By	/s/ David Hernandez
Name:	David Hernandez
Title:	President

BANK:

SILICON VALLEY BANK

By	/s/ Peter Freyer
Name:	Peter Freyer
Title:	Vice President

EXHIBIT D

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date: ______________________

FROM: U.S. AUTO PARTS NETWORK, INC.

The undersigned authorized officer of U.S. AUTO PARTS NETWORK, INC. (“Administrative Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Administrative Borrower, AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC. (“ASAP”), GO FIDO, INC. (“Go Fido”), PARTS BIN, INC. (“Parts Bin”), LOBO MARKETING, INC. (“Lobo”), WHITNEY AUTOMOTIVE GROUP, INC. (“Whitney”), VALUE SOLUTIONS, INC. (“Value”), PRIVATE LABEL PARTS, INC. (“Private Label”), PACIFIC 3PL, INC. (“Pacific”), AUTOMD, INC. (“AutoMD”) and LOCAL BODY SHOPS, INC. (“Local Body Shops”, and with Administrative Borrower, ASAP, Go Fido, Parts Bin Lobo, Whitney, Value, Private Label, Pacific and AutoMD, each a “Borrower” and collectively, the “Borrower”) and Bank (the “Agreement”):

(1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default, except as noted below; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Each Borrower, and each of its Subsidiaries, have timely filed, or have obtained extensions for filing, all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by each Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly consolidated and consolidating financial statements with Compliance Certificate; A/R & A/P Agings	Quarterly within 45 days (first three quarters of fiscal year)	Yes No

Annual consolidated and consolidating financial statements (CPA Audited) + CC	FYE within 90 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

Board approved financial projections	Not later than January 30 of each calendar year	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Quarterly Basis:

Maximum Funded Debt to TTM Consolidated EBITDA:

Effective Date through September 30, 2010	2.25:1.00	___:1.00	Yes No

December 31, 2010 through June 30, 2011	2.00:1.00

September 30, 2011 through June 30, 2012	1.50:1.00	___:1.00	Yes No

Thereafter	1.00:1.00	___:1.00	Yes No

Liquidity	$7,500,000*	$________	Yes No

Consolidated Fixed Charge Coverage Ratio:

Two quarter period ending December 31, 2010	1.10:1.00	___:1.00	Yes No

Three quarter period ending March 31, 2011	1.25:1.00	___:1.00

Four quarter periods ending June 30, 2011, September 30, 2011 and December 31, 2011	1.25:1.00	___:1.00

Four quarter period ending each quarter thereafter	1.50:1.00	___:1.00	Yes No

*See Section 6.7(b)

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

ADMINISTRATIVE BORROWER:	BANK USE ONLY

U.S. AUTO PARTS NETWORK, INC.	Received by:
AUTHORIZED SIGNER
Date:
By:
Name:	Verified:
Title:		AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I.	Maximum Funded Debt to Consolidated EBITDA (Section 6.7(a))

Required: See chart below

Period	Maximum Funded Debt to EBITDA

Effective Date through September 30, 2010	2.25:1.00

December 31, 2010 through June 30, 2011	2.0:1.00

September 30, 2011 through June 30, 2012	1.5:1.00

Thereafter	1.0:1.00

Actual:

A.

	1. Advances outstanding	$_____

	2. Amount of Term Loan outstanding	$_____

	3. Credit Extensions outstanding (line A.1 plus line A.2)	$_____

B.	Net Income	$_____

C.	To the extent included in the determination of Net Income

	1. Depreciation expense	$_____

	2. Amortization expense	$_____

	3. Income tax expense	$_____

	4. Stock-based compensation	$_____

	5. Impairment of intangible assets	$_____

	6. Restructuring costs and transaction fees and expenses related to Whitney Stock Purchase to the extent paid on or before June 30, 2011 (not to exceed $5,000,000)	$_____

	7. The sum of lines 1 through 6	$_____

D.	Consolidated Interest Expense	$_____

E.	Consolidated EBITDA (line B plus line C.7 plus line D)	$_____

F.	Maximum Funded Debt to Consolidated Adjusted EBITDA (line A.3 divided by line E)	______

Is line F equal to or less than ______:1.00?

_____ No, not in compliance                                     _____Yes, in compliance

II.	Liquidity (Section 6.7(b))

Required: $7,500,000*

Actual:

A.	Unrestricted cash and Cash Equivalents	$_____

B.	Advances outstanding	$_____

C.	Liquidity (line A minus line B)	$_____

Is line C equal to or greater than $7,500,000*?

_____ No, not in compliance                                     _____Yes, in compliance

*Required amount increased by the amount set forth in III.B.7 below.

III.	Consolidated Fixed Charge Coverage Ratio (Section 6.7(c))

Required: See chart below

Period	Fixed Charge Coverage Ratio

For the two quarter period ending December 31, 2010	1.10:1.00

For the three quarter period ending March 31, 2011	1.25:1.00

For the four quarter periods ending June 30, 2011, September 30, 2011 and December 31, 2011	1.25:1.00

For the four quarter period ending each quarter thereafter	1.50:1.00

Actual:

A.	Net Income	$_____

B.	To the extent included in the determination of Net Income

	1. Depreciation expense	$_____

	2. Amortization expense	$_____

	3. Income tax expense	$_____

	4. Stock-based compensation	$_____

	5. Impairment of intangible assets	$_____

	6. Restructuring costs and transaction fees and expenses related to Whitney Stock Purchase to the extent paid on or before June 30, 2011 (not to exceed $5,000,000)	$_____

	7. Integration capital expenditures related to the Whitney Stock Purchase (not to exceed $5,000,000 in the aggregate for the fiscal quarters ending December 31, 2010 through September 30, 2011)	$_____

	8. The sum of lines 1 through 7	$_____

C.	Consolidated Interest Expense	$_____

D.	Consolidated EBITDA (line A plus line B.8 plus line C)	$_____

E.	Taxes based on income actually paid in cash	$_____

F.	Consolidated Capital Expenditures	$_____

G.

	1. Consolidated Interest Expense	$_____

	2. Payments made on account of principal of Indebtedness of Borrower and its Subsidiaries (including principal payments in respect of the Term Loan)	$_____

	3. Cash dividends, distributions, repurchases and redemptions in respect of stock of Administrative Borrower	$_____

H.	Consolidated Fixed Charges (line G.1 plus G.2 plus G.3)	$_____

I.	Consolidated Fixed Charge Coverage Ratio ((line D minus line E minus line F) divided by line H)	$_____

Is line I equal to or greater than ______:1.00?

_____ No, not in compliance                                     _____Yes, in compliance